                                                                    EXHIBIT 21


                          SUBSIDIARIES OF THE COMPANY

Americare of Galax, Inc., a Virginia corporation

Atlantic Treatment Center, Inc., a Florida corporation

Bethany Psychiatric Hospital, Inc., an Oklahoma corporation

Bountiful Psychiatric Hospital, Inc., a Utah corporation

Carolina Treatment Center, Inc., a South Carolina corporation

Cumberland Mental Health, Inc., a North Carolina corporation

East Carolina Psychiatric Services Corporation, a North Carolina corporation

Flagstaff Psychiatric Hospital, Inc., an Arizona corporation

Great Plains Hospital, Inc., a Missouri corporation

Greenbrier Hospital, Inc., a Louisiana corporation

Gulf Coast Treatment Center, Inc., a Florida corporation
  (the Company owns 96% of the capital stock of this corporation)

Havenwyck Hospital, Inc., a Michigan corporation

H.C. Corporation, an Alabama corporation

H.C. Partnership, an Alabama general partnership
 (HSA Hill Crest Corporation and H.C. Corporation each own a 50% partnership interest)

Health Group of Las Cruces, Inc., a Tennessee corporation

Houma Psychiatric Hospital, Inc., a Louisiana corporation

HSA Hill Crest Corporation, an Alabama corporation

HSA Lynnhaven, Inc., a Florida corporation

HSA Medical Offices of Mesa, Inc., an Arizona corporation

HSA of Oklahoma, Inc., an Oklahoma corporation

Integrated Behavorial Services, Inc., a Delaware corporation

Manhattan Psychiatric Hospital, Inc., a Kansas corporation

Mesa Psychiatric Hospital, Inc., an Arizona corporation

Michigan Psychiatric Services, Inc., a Michigan corporation

Psychiatric Institute of West Virginia, Inc., a Virginia corporation

PsychOptions, Inc., a Delaware corporation

Ramsay Acquisition Corp., a Delaware corporation

Ramsay Chicago, Inc., a Delaware corporation

Ramsay Correctional Services, Inc., a Delaware corporation

Ramsay Louisiana, Inc., a Delaware corporation

Ramsay Managed Care, Inc., a Delaware corporation

Ramsay Management Services of West Virginia, Inc., a West Virginia corporation

Ramsay Nevada, Inc., a Delaware corporation

Ramsay New Orleans, Inc., a Delaware corporation

Ramsay Nursing Home Services, Inc., a Delaware corporation

Ramsay Research and Education Institute, Inc., a Delaware corporation

Ramsay Youth Services, Inc., a Delaware corporation

RHCI Concord, Inc., a Delaware corporation

RHCI San Antonio, Inc., a Delaware corporation

The Haven Hospital, Inc., a Delaware corporation

Arizona Psychiatric Affiliates, Inc., a Delaware corporation

Florida Psychiatric Associates, Inc., a Florida corporation

Florida Psychiatric Management, Inc., a Florida corporation

FPM Behavioral Health, Inc., a Delaware corporation

FPM Management, Inc., a Florida corporation

FPM of Louisiana, Inc., a Delaware corporation

FPM of Ohio, Inc., a Delaware corporation

FPM of Utah, Inc., a Delaware corporation

FPM of West Virginia, Inc., a Delaware corporation

FPM/Hawaii, Inc., a Delaware corporation

FPM/Southeast, Inc., a Delaware corporation

FPMBH of Arizona, Inc., a Delaware corporation

FPMBH Clinical Services, Inc., a Delaware corporation

FPMBH of Texas, Inc., a Delaware corporation

Utah Psychiatric Affiliates, Inc., a Delaware corporation

Transitional Care Ventures, Inc., a Delaware corporation (the Company owns 60% of the capital stock of this corporation)

Transitional Care Ventures (Arizona), Inc., a Delaware corporation

Transitional Care Ventures (Florida), Inc., a Delaware corporation

Transitional Care Ventures (North Texas), Inc., a
  Delaware corporation

Transitional Care Ventures (South Carolina), Inc., a
  Delaware corporation

Transitional Care Ventures (Texas), Inc., a Delaware corporation

FPM Behavioral Health of Ohio, Ltd., an Ohio limited liability company (FPM of Ohio, Inc. owns 51% of the Membership Interest in this LLC)

Meadowlake/Western Alliance LLC, an Oklahoma limited liability company (HSA of Oklahoma, Inc. owns 50% of the Membership Interest in this LLC)

U.B.H. Holdings, L.L.C., a Florida limited liability company (FPM Behavioral Health, Inc. owns 50% of the
  Membership Interest in this LLC)

University Behavioral Health at The University of
  South Florida, Ltd., a Florida limited partnership
  (FPM Behavioral Health, Inc. holds a 49.5% interest in this limited partnership and U.B.H. Holdings, L.L.C. holds a 1% interest and is the General Partner of this limited partnership)